UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/11/2008

MTI Technology Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-23418

Delaware	95-3601802
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

15641 Red Hill
Suite 200
Tustin, CA 92780
(Address of principal executive offices, including zip code)

949 251 1101
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant

(a) Previous Independent Accountant

    Effective January 11, 2008, Grant Thornton LLP ("Grant Thornton") resigned as the independent registered public accounting firm for MTI Technology Corporation ("MTI" or the "Company"). Grant Thornton has been engaged as MTI's independent registered public accounting firm since September 30, 2003. Grant Thornton's reports on MTI's consolidated financial statements as of and for the fiscal years ended April 1, 2006 and April 7, 2007 contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

    During MTI's fiscal years ended April 1, 2006 and April 7, 2007, and through January 11, 2008, there were no disagreements between MTI and Grant Thornton on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. There were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K during the Company's fiscal years ended April 1, 2006 and April 7, 2007, and through January 11, 2008, except for the existence of certain previously reported material weakness in the MTI's internal control over financial reporting disclosed in MTI's annual report on Form 10-K for the fiscal year ended April 7, 2007. The material weakness arose from a combination of identified significant control deficiencies relating to the following:

    1. Having inadequate segregation of duties within the Company's accounting function and over-relying on the Company's corporate controller with respect to analyzing and recording unusual or complex transactions, consolidating schedules and performing certain other functions;

    2. Our corporate controller having responsibility for monitoring and approving transactions as well as journal entry access to record transactions, and the lack of review and approval by the Company's corporate controller of entries prepared and posted by the Company's accounting manager; and
    3. Insufficient accounting and reporting resources to monitor financial accounting standards and to maintain controls to appropriately interpret, implement and review the application of existing and new financial accounting standards, reporting requirements, and the completeness and accuracy of accounting information.

    MTI has provided Grant Thornton with a copy of this disclosure and has requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Grant Thornton agrees with the above statements. A copy of such letter dated September 25, 2008 from Grant Thornton is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits

    (d) Exhibits

    16.1 Letter from Grant Thornton, LLP to the Securities and Exchange Commission dated September 25, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTI Technology Corporation

Date: September 25, 2008	By:	/s/ Scott J. Poteracki
Scott J. Poteracki
Chief Restructuring Officer

Exhibit Index

Exhibit No.	Description
EX-16.1	Letter from Grant Thornton, LLP to the Securities and Exchange Commission dated September 25, 2008.